SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                               SERVICE 1st BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies: N/A

2)   Aggregate number of securities to which the transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid: N/A

          2)  Form, Schedule or Registration Statement No.: N/A

          3)  Filing Party: N/A

          4)  Date Filed: N/A

                              SERVICE 1st BANCORP
                        2800 West March Lane, Suite 120
                           Stockton, California 95219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2004

      The Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") will be held at the Stockton office of the Company's subsidiary, Service 1st Bank (the "Bank"), 2800 West March Lane, Suite 120, Stockton, California 95219, at 6:00 p.m. on May 27, 2004, for the purpose of considering and voting upon the following matters:

      1. Election of Directors. Electing the following twelve persons to the Board of Directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified:

John O. Brooks               Frances C. Mizuno             Michael K. Repetto

Eugene C. Gini               Richard R. Paulsen            Anthony F. Souza

Bryan R. Hyzdu               Gary A. Podesto               Albert Van Veldhuizen

Robert D. Lawrence           Toni Marie Raymus             Donald L. Walters

      2.   Approval of the Service 1st Bancorp 2004 Stock Option Plan.

      3. Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2004.

      4. Other Business. Transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

      All of the above matters are more fully described in the accompanying Proxy Statement.

      Article II, Section 7 of the Bylaws of Service 1st Bancorp provides for the nomination of directors in the following manner:

           "Nominations for Election to Board of Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the President by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) seven (7) days after the date of mailing of notice of the meeting of shareholders. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation's proxy solicitation. Shareholder nominations shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

      Only those shareholders of record at the close of business on April 9, 2004 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting.

      IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING AND ELECT TO VOTE IN PERSON, YOU MAY DO SO. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                              By Order of the Board of Directors


Dated: April 28, 2004                         /s/ JEAN STEBBINS
Stockton, California                          ----------------------------------
                                              Jean Stebbins, Corporate Secretary

Mailed to Shareholders
on or about April 28, 2004


                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               SERVICE 1st BANCORP

                                  MAY 27, 2004


                                  INTRODUCTION

      The Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") to be held at 6:00 p.m. on May 27, 2004, at the Stockton office of the Company's subsidiary, Service 1st Bank (the "Bank"), 2800 West March Lane, Suite 120, Stockton, California 95219, and at any and all postponements or adjournments thereof.

Revocability of Proxies

      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors as described in this Proxy Statement, "FOR" approval of the 2004 Stock Option Plan, "FOR" the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2004, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting.

Solicitation of Proxies

      The solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and the Bank may solicit proxies personally or by telephone, without receiving special compensation therefore. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy Statement to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

Voting Securities; Record Date; Cumulative Voting

      There were issued and outstanding 1,155,105 shares of the Company's common stock on April 9, 2004, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Company common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date. Shares represented by proxies that reflect abstentions are treated as shares present and entitled to vote for purposes of determining a quorum, but have the same effect as a vote "AGAINST" a proposal. "Broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) are treated as shares present and entitled to vote for purposes of a quorum, but also have the same effect as a vote "AGAINST" a proposal. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of shares held in his or her name as of the Record Date multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Company's bylaws provide that the number of directors of the Company shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the bylaws adopted by the Company's shareholders. The bylaws further provide that the exact number of directors is set at twelve (12) until changed by a bylaw amendment duly adopted by the Company's shareholders or Board of Directors.

      The persons named below, all of whom are currently members of the Board of Directors, will be nominated for election as directors at the Annual Meeting to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified. Unless otherwise directed, votes will be cast by the proxy holders in such a way to effect, if possible, the election of the twelve
(12) nominees named herein including, in the event of cumulative voting, the authority of the proxy holders to cumulate votes represented by the shares covered by proxies in the election of directors. The twelve (12) nominees for director receiving the most votes will be elected as directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

      The following table sets forth the names of and certain information, as of April 9, 2004, concerning the persons nominated by the Board of Directors for election as directors of the Company.

                                           Year First
       Name and Title                      Appointed                    Principal Occupation
    Other Than Director           Age     Director (1)                 During the Past Five Years
------------------------------    ---     ------------   -----------------------------------------------------

John O. Brooks, Chairman of        63        2000        Prior to joining the Bank on November 1, 2000, he
the Board and Chief                                      was a Director and President and Chief Executive
Executive Officer of the                                 Officer of Tracy Federal Savings Bank, Tracy,
Company; Chairman of the                                 California, from 1998 to 2000, and Bay Area Bank,
Board of the Bank                                        Redwood City, California, from 1992 to 1998.

Eugene C. Gini                     66        1999        President and Chief Executive Officer of Collins
                                                         Electric Company, Inc., an electrical contracting
                                                         firm, Stockton, California, since 1987.

Bryan R. Hyzdu, President of       45        1999        Prior to joining the Bank on November 10, 1999, he
the Company; President and                               was a Regional Vice President and Central Valley
Chief Executive Officer of the                           Portfolio Manager with Union Bank of California,
Bank                                                     since 1992.

Robert D. Lawrence, M.D.           63        1999        Pathologist and owner of Delta Pathology Associates
                                                         Medical Group, Inc., Stockton, California, since
                                                         1973.

Frances C. Mizuno                  47        1999        Civil Engineer and Assistant Executive Director of
                                                         the San Luis and Delta Mendota Water Authority,
                                                         Byron, California, since 1992.

Richard R. Paulsen                 45        1999        Life insurance agent for New York Life Insurance
                                                         Company and a partner in Resource Management
                                                         Group, a securities and financial planning firm,
                                                         Stockton, California, since 1983.

Gary A. Podesto                    62        1999        Mayor of the City of Stockton, since 1997.
                                                         Formerly, owner of Food 4 Less grocery stores,
                                                         Stockton and Lodi, California, from 1994 to 1997.

Toni Marie Raymus                  47        1999        President of Destiny Homes, a custom home building
                                                         company, Manteca, California, since 1997.  Vice
                                                         President of Raymus Development and Sales, Inc., a
                                                         developer of new homes, Manteca, California, since
                                                         1980.

Michael K. Repetto                 42        1999        Chief Executive Officer of Tracy Material Recovery
                                                         Facility, a disposal and waste recycling company,
                                                         Tracy, California, since 1995.  Co-owner and
                                                         Operations Manager of Tracy Delta Solid Waste
                                                         Management, a waste management company, Tracy,
                                                         California, since 1987.

Anthony F. Souza                   63        1999        Owner of Souza Realty and Development, a real
                                                         estate sales, development and consulting company,
                                                         Tracy, California, since 1985.

                                           Year First
       Name and Title                      Appointed                    Principal Occupation
    Other Than Director           Age     Director (1)                 During the Past Five Years
------------------------------    ---     ------------   -----------------------------------------------------

Albert Van Veldhuizen         75             1999        Retired.  Formerly, commercial real estate sales with
                                                         Pan Pacific Financial, a real estate income property
                                                         lender, Lodi, California, since 1994.

Donald L. Walters             48             1999        Managing member of Grower Direct Marketing, a
                                                         fresh produce sales and worldwide shipping
                                                         company, Stockton, California, since 1998.
                                                         President and Chief Executive Officer of Walters
                                                         Carpet One, Stockton, California, from 1982 until
                                                         1997 when the business was sold.

---------------

(1) The year indicated represents the year each director was first appointed as a director of the Bank. The Company became the parent holding company for the Bank effective June 26, 2003, at which time all directors named in the chart above became directors of the Company.


      None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the directors, officers or persons nominated or chosen by the Board of Directors to become a director or officer, except that Bryan R. Hyzdu and Donald L. Walters are brothers-in-law. No director or officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

      None of the nominees were subject to any legal proceedings involving violations of securities laws, convictions in a criminal proceeding (excluding traffic violations and minor offenses) or had a petition under bankruptcy laws filed against themselves or an affiliate within the last five years.

Security Ownership of Certain Beneficial Owners and Management

      Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of Company common stock, except as set forth in the table below. The following table sets forth, as of April 9, 2004, the number and percentage of shares of Company common stock beneficially owned, directly or indirectly, by each of the Company's directors, principal shareholders, the executive officers(1) named in the Summary Compensation Table, and the directors and named executive officers as a group. In general, beneficial ownership includes shares over which a director, principal shareholder, or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 9, 2004. Unless otherwise indicated, the persons listed below have sole voting and investment powers respecting the shares beneficially owned.

                                                                   Amount and Nature
                                       Name and Address of           of Beneficial               Percent
      Title of Class                   Beneficial Owner(2)             Ownership                 of Class
--------------------------            ----------------------       -----------------             --------
Common Stock, No Par Value            John O. Brooks                  31,500 (3)                   2.67%

Common Stock, No Par Value            Robert E. Bloch                 17,136 (4)                   1.46%

Common Stock, No Par Value            Patrick Carman                  14,290 (5)                   1.23%

Common Stock, No Par Value            Eugene C. Gini                  34,558 (6)                   2.98%

Common Stock, No Par Value            Bryan R. Hyzdu                  35,175 (7)                   2.99%

Common Stock, No Par Value            Robert D. Lawrence              34,084 (8)                   2.94%

Common Stock, No Par Value            Frances C. Mizuno               16,278 (9)                   1.40%

Common Stock, No Par Value            Richard R. Paulsen              16,800(10)                   1.45%

Common Stock, No Par Value            Gary A. Podesto                 15,747(11)                   1.36%

Common Stock, No Par Value            Toni Marie Raymus               17,958(12)                   1.55%

Common Stock, No Par Value            Michael K. Repetto              15,750(13)                   1.36%

Common Stock, No Par Value            Anthony F. Souza                18,096(14)                   1.56%

Common Stock, No Par Value            Albert Van Veldhuizen           16,012(15)                   1.38%

Common Stock, No Par Value            Donald L. Walters               16,842(16)                   1.45%

All directors and executive officers as a group (14 persons)         300,226(17)                  23.43%

---------------
(1) As used in this Proxy Statement, the term "executive officer" of the Company includes the Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Credit Officer of the Bank.
(2) The address for beneficial owners is c/o Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, California 95219.
(3) Mr. Brooks has shared voting and investment powers as to 5,250 shares. Includes 26,250 shares subject to stock options exercisable within 60 days of the Record Date.
(4) Mr. Bloch has shared voting and investment powers as to 1,386 shares. Includes 15,750 shares subject to stock options exercisable within 60 days of the Record Date.
(5) Mr. Carman has shared voting and investment powers as to 3,790 shares. Includes 10,500 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Mr. Gini has shared voting and investment powers as to 29,308 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Mr. Hyzdu has shared voting and investment powers as to 14,175 shares. Includes 21,000 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Dr. Lawrence has shared voting and investment powers as to 28,834 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(9) Ms. Mizuno has shared voting and investment powers as to 11,028 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(10) Mr. Paulsen has shared voting and investment powers as to 11,550 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(11) Mr. Podesto has shared voting and investment powers as to 10,497 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(12) Ms. Raymus has shared voting and investment powers as to 12,708 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(13) Mr. Repetto has shared voting and investment powers as to 10,500 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(14) Mr. Souza has shared voting and investment powers as to 12,846 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(15) Mr. Van Veldhuizen has shared voting and investment powers as to 10,762 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(16) Mr. Walters has shared voting and investment powers as to 11,592 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(17) Includes 126,000 shares subject to stock options exercisable within 60 days of the Record Date.

The Board of Directors and Committees

      The Company's Board of Directors held 10 meetings and the Bank Board of Directors held 13 meetings during 2003. In addition to meeting as a group to review the Company's business, members of the Board of Directors served on certain standing committees. During 2003, no director attended less than 75% of the aggregate of the number of meetings held by the Board of Directors and of all committee meetings on which such director served.

      The Executive Committee held 4 meetings during 2003. The Executive Committee consists of Directors Brooks, Gini, Paulsen, Souza and Walters. The Executive Committee reviews compensation and employee benefit plans and determines the compensation of the Company's executive officers.

      The Audit Committee held 4 meetings in 2003. The Audit Committee consists of Directors, Podesto, Raymus, Repetto and Van Veldhuizen. The Audit Committee generally recommends the appointment of and oversees the Company's independent public accountants, monitors and reviews all audit and examining reports, financial and accounting organization and financial planning, reporting and internal controls. Each member of the audit committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Director Van Veldhuizen has been designated by the Board of Directors as an "audit committee financial expert" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

      In addition, each other member of the audit committee is "financially literate" as defined under Nasdaq Listing Rules and qualified to review the Company's financial statements. See the audit committee report hereafter in this Proxy Statement for additional information regarding the functions of the Audit Committee.

      The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of "independence" for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and the Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Company. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, or such state and federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

      The Funds Management Committee held 12 meetings during 2003. The Funds Management Committee consists of Directors Brooks, Hyzdu, Lawrence, Mizuno and Raymus. The Funds Management Committee is responsible for managing the Bank's assets and liabilities so as to preserve the necessary liquidity, maximize net interest margin over time, and control interest rate risk. This involves overseeing deposit and loan pricing, establishing targeted asset and liability mix ratios, and formulating appropriate plans to ensure adequate capital for continued growth. The Funds Management Committee must establish and continually review Bank policies to ensure these goals.

      The Loan Committee held 36 meetings during 2003. The Loan Committee consists of Directors Brooks, Gini, Hyzdu, Souza and Van Veldhuizen. The Loan Committee is responsible for overseeing all of the Bank's lending functions. This includes establishing and ongoing review of the Bank's lending policies, making decisions on loans which exceed established lending limits for Bank personnel, reviewing loans approved within the lending authorities of the Bank personnel, reviewing problem and "Watch List" loans and the follow-up on established actions plans to correct identified deficiencies, reviewing past due loans and action plans to cure the payment defaults, and monitoring concentration risk within the Bank's loan portfolio.

      A majority of the members of the Board of Directors, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows:
Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219.

      The Company encourages members of its Board of Directors to attend the Company's Annual Meeting of Shareholders each year. All of the directors, except Directors Podesto and Walters, attended the Company's Annual Meeting of Shareholders held in 2003.

                             AUDIT COMMITTEE REPORT

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.


      The Audit Committee consists of the following members of the Company's Board of Directors: Gary A. Podesto, Toni Marie Raymus, Michael K. Repetto, and Al Van Veldhuizen. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

      The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee's responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent public accountants report directly to the Committee. The Audit Committee Charter is attached to this Proxy Statement as Appendix B.

      The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and Vavrinek, Trine, Day & Co., LLP, the Company's independent public accountants. The Committee has also discussed with Vavrinek, Trine, Day & Co., LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Committee has also received the letter from Vavrinek, Trine, Day & Co., LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Committee has discussed the independence of Vavrinek, Trine, Day & Co., LLP with that firm.


      Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

/s/ GARY PODESTO       /s/ TONI MARIE RAYMUS       /s/ MICHAEL K. REPETTO       /s/ AL VAN VELDHUIZEN
----------------       ---------------------       ----------------------       ---------------------
Gary Podesto           Toni Marie Raymus           Michael K. Repetto           Al Van Veldhuizen

Executive Officers

      The following table sets forth as of April 9, 2004, information concerning executive officers of the Company, excluding John O. Brooks, Chief Executive Officer, and Bryan R. Hyzdu, President, as to whom the same information has been previously disclosed above in connection with their nomination for election as directors of the Company.

                                      Executive Officer                       Principal Occupation
     Name and Title         Age            Since                           During the Past Five Years
------------------------    ---       -----------------      ----------------------------------------------------

Patrick Carman,              54             2000             Prior to joining the Bank on August 7, 2000, he held
Executive Vice                                               positions as Senior Vice President and Senior Credit
President and Chief                                          Officer from 1999 to 2000, Credit Administrator
Credit Officer of the                                        from 1998 to 1999, and as SBA portfolio manager
Bank                                                         from 1995 to 1998, at East County Bank, Antioch,
                                                             California.

Robert E. Bloch,             56             2001             Prior to joining the Bank on March 26, 2001, he was
Executive Vice                                               Executive Vice President and Chief Financial Officer
President and Chief                                          for Mission Community Bank, N.A., San Luis
Financial Officer of the                                     Obispo, California, from 1999 to 2001, and
Company and the Bank                                         Executive Vice President and Chief Financial Officer
                                                             of Heritage Oaks Bank, Paso Robles, California,
                                                             from 1992 to 1999.

---------------

(1) The year indicated represents the year each executive officer became an executive officer of the Bank. The Company became the parent holding company for the Bank effective June 26, 2003, at which time each of the executive officers named in the chart above became executive officers of the Company.

Executive Compensation

      The following table shows the compensation paid to the Company's executive officers for the three fiscal years ended December 31, 2003.

                                                    Summary Compensation Table

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long Term Compensation
                                                                            -------------------------------------
                          Annual Compensation                                         Awards              Payouts
------------------------------------------------------------------------    --------------------------    -------
         (a)             (b)        (c)           (d)           (e)            (f)             (g)          (h)          (i)
---------------------   -----     --------      --------    ------------    -----------    -----------    -------    ------------
                                                               Other                         Securities
                                                               Annual       Restricted       Underlying    LTIP       All Other
 Name and Principal                Salary        Bonus      Compensation      Stock          Options/     Payouts    Compensation
      Position           Year      ($)(1)        ($)(2)        ($)(3)       Award(s)($)    SARs (#)(4)      ($)         ($)(5)
---------------------------------------------------------------------------------------------------------------------------------
John O. Brooks, (6)      2003     $128,523      $    412                                       -0-                     $  6,000
Chief Executive         ---------------------------------------------------------------------------------------------------------
Officer                  2002     $121,800      $ 12,166                                       -0-                     $  6,000
                        ---------------------------------------------------------------------------------------------------------
                         2001     $120,000         -0-                                         -0-                     $  1,000
---------------------------------------------------------------------------------------------------------------------------------
Bryan R. Hyzdu, (7)      2003     $117,150      $    189                                       -0-                     $ 13,142
President               ---------------------------------------------------------------------------------------------------------
                         2002     $111,650      $ 21,152                                       -0-                     $  9,542
                        ---------------------------------------------------------------------------------------------------------
                         2001     $110,000         -0-                                         -0-                     $  9,542
---------------------------------------------------------------------------------------------------------------------------------
Robert E. Bloch, (8)     2003     $101,528      $    233                                       -0-                     $  4,800
Executive Vice          ---------------------------------------------------------------------------------------------------------
President and Chief      2002     $ 96,425      $  9,631                                       -0-                     $  4,800
Financial Officer       ---------------------------------------------------------------------------------------------------------
                         2001     $ 73,077      $  5,000                                      15,750                   $  3,600
---------------------------------------------------------------------------------------------------------------------------------
Patrick Carman, (9)      2003     $ 93,750      $    226                                       -0-                     $  4,800
Executive Vice          ---------------------------------------------------------------------------------------------------------
President and Chief      2002     $ 87,500      $  8,740                                       -0-                     $  4,800
Credit Officer of the   ---------------------------------------------------------------------------------------------------------
Bank                     2001     $ 85,000         -0-                                         -0-                     $  4,800
---------------------------------------------------------------------------------------------------------------------------------

---------------

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(2) Amounts shown as bonus payments were earned or accrued during the year indicated and paid in the immediately following year, except that the bonus payments in 2003 to each executive officer were accrued in 2003 and paid in 2003 to cover taxes applicable to bank-owned life insurance policies on the lives of the executives in connection with the post-retirement benefit agreements for the executive officers described hereafter in this Proxy Statement under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." Mr. Bloch's bonus shown in 2001 was included in his employment offer letter dated February 26, 2001 and paid in 2002.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2003, 2002 and 2001.

(4) Amounts shown represent the number of shares granted in the year indicated. 15,000 incentive options were granted at a price of $9.50 to Mr. Bloch in the year indicated under the 1999 Stock Option Plan (the "1999 Plan"). The number of options and grant price have been adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004, resulting in the number of incentive options set forth in the year indicated and an adjusted grant price of $9.05. Under the 1999 Plan, options were permitted to be granted to non-employee directors, officers and employees of Service 1st Bank. Options granted under the 1999 Plan were either incentive options or nonstatutory options, however, only nonstatutory options were permitted to be granted to non-employee directors. Options granted became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. The Company assumed the 1999 Plan in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company. Upon a change in control of the Company, options under the 1999 Plan become fully vested and exercisable, or may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Bank's common stock on the date of grant. No options were granted from and after June 26, 2003, the Effective Date of the reorganization described above and future grants of options thereunder were terminated, in accordance with the permit issued by the California Commissioner of Corporations to authorize the exchange of shares of common stock of the Company for the outstanding shares of common stock of the Bank in the reorganization. See also, "Proposal No. 2, Approval of the Service 1st Bancorp 2004 Stock Option Plan" hereafter in this Proxy Statement regarding the Company's proposed new stock option plan.

(5) Amounts shown for each named executive officer include any life/disability insurance premiums and automobile allowance, for the year indicated. The Company has a 401(k) Plan which was adopted in 2000. Generally, all Company employees are eligible to participate in the 401(k) Plan. Participating employees may defer a portion of their compensation in the 401(k) Plan and the Company, at its option, may make matching contributions on participant's deferrals. No matching contributions were made to the 401(k) Plan in the years 2003, 2002 and 2001.

(6) Mr. Brook's employment commenced November 1, 2000. Mr. Brooks voluntarily reduced his salary during 2003, 2002 and 2001, from $150,000 as provided under the terms of his employment agreement to the amounts indicated in the table, to reflect the comparable reduction in his availability due to illness.

(7) Mr. Hyzdu's bonus in 2002 includes a $10,000 bonus under his severance agreement dated November 1, 2002, which replaced his expired prior employment agreement.

(8)   Mr. Bloch's employment commenced March 26, 2001.

(9)   Mr. Carman's employment commenced August 7, 2000.

(10) No stock options were granted to the named executive officers during 2003, 2002 or 2001 as indicated in the table, except for stock options granted to Mr. Bloch in 2001.

          Aggregated Option/SAR Exercises and FY-End Option/SAR Values

      The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information concerning options exercised during 2003 under the Company's 1999 Stock Option Plan and Fiscal Year-End Values(1).

      (a)                  (b)               (c)                      (d)                               (e)
-----------------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Securities
                                                             Underlying Unexercised        Value of Unexercised In-the-
                          Shares                                 Options/SARs at            Money Options/SARs at FY-
                       Acquired on          Value                   FY-End (#)                        End ($)
      Name             Exercise (#)      Realized ($)      Exercisable/Unexercisable(2)    Exercisable/Unexercisable(3)
-----------------------------------------------------------------------------------------------------------------------
John O. Brooks             -0-               $-0-                  26,250/-0-                      $131,250/$-0-
-----------------------------------------------------------------------------------------------------------------------
Bryan R. Hyzdu             -0-               $-0-                  21,000/-0-                      $105,000/$-0-
-----------------------------------------------------------------------------------------------------------------------
Robert E. Bloch            -0-               $-0-                  15,750/-0-                      $86,153/$-0-
-----------------------------------------------------------------------------------------------------------------------
Patrick Carman             -0-               $-0-                  10,500/-0-                      $52,500/$-0-
-----------------------------------------------------------------------------------------------------------------------

---------------

(1) The aggregate value has been determined based upon the fair market v alue of the Company's common stock, at year-end, minus the exercise price.

(2) The numbers in column (d) have been adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004.

(3) The values in column (e) are based on exercise prices of $9.05 for Mr. Bloch and $9.52 for Messrs. Brooks, Hyzdu and Carman. The fair market value per share of the Company's common stock at the fiscal year-end was $14.52, adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004.


                      EQUITY COMPENSATION PLAN INFORMATION

      The chart below lists information regarding Company common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the 1999 Stock Option Plan at year-end 2003, which have not been adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004. The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of Company common stock.

------------------------------------------------------------------------------------------------------------
                                                                                     Number of securities
                                                                                     remaining available for
                                                                                     future issuance under
                            Number of securities to       Weighted-average           equity compensation
                            be issued upon exercise       exercise price of          plans (excluding
                            of outstanding options,       outstanding options,       securities reflected in
   Plan Category            warrants and rights           warrants and rights        column (a))

                                    (a)                          (b)                          (c)
------------------------------------------------------------------------------------------------------------
Equity compensation
plans approved by                 171,000                      $ 9.91                         -0-
security holders
------------------------------------------------------------------------------------------------------------
Equity compensation
plans not approved by               -0-                          -0-                          -0-
security holders
------------------------------------------------------------------------------------------------------------
          Total                   171,000                      $ 9.91                         -0-
------------------------------------------------------------------------------------------------------------


Director Compensation

      Non-employee members of the Board of Directors of the Company were paid $500 as a retainer fee for each meeting of the Board of Directors of the Company and the Bank held during 2003. The committee chairman of the Company's Audit and Executive Committees, and the Bank's Funds Management, Loan and Technology Committees, each received $150 and the committee members each received $100 per committee meeting of the Company and the Bank attended. The total amount of fees paid to all directors as a group as retainer fees and for attendance at Board of Director and committee meetings of the Company and the Bank was $37,800 in 2003.

      The Company's 1999 Stock Option Plan was adopted by the Board of Directors of the Bank on November 15, 1999, and approved by shareholders at the 1999 Annual Meeting of Shareholders of the Bank held on May 11, 2000 (the "1999 Plan"). The Company assumed the 1999 Plan and further option grants were terminated in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company effective June 26, 2003. The 1999 Plan set aside 240,000 shares of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 1999 Plan. The Company's non-employee directors were granted nonstatutory options under the 1999 Plan to acquire 5,000 shares each of the Company's common stock on the date of adoption of the 1999 Plan, at a grant price of $10.00 per share, which reflected the fair market value of the Company's common stock on such date. The option grants were made subject to the approval of the 1999 Plan by the shareholders of the Company. Nonstatutory stock options granted to outside directors under the 1999 Stock Option Plan generally vest at the rate of 33 1/3 percent per year. As of April 9, 2004, there were 52,500 shares reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 1999 Stock Option Plan at an exercise price of $9.52 (adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004). See footnote number 4 to the Summary Compensation Table for further information regarding the 1999 Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      The Bank and John O. Brooks entered into an employment agreement dated November 1, 2000, which was assumed by the Company. Mr. Brooks currently serves as the Chairman of the Board of Directors and Chief Executive Officer of the Company and Chairman of the Board of Directors of the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Mr. Brooks. The employment agreement includes (i) an annual base salary of one hundred fifty thousand dollars ($150,000), subject to annual adjustment during the term in the discretion of the Board of Directors; (ii) an annual bonus payment based upon his achievement of various financial and the Company stock performance goals established by the Board of Directors, which payment is to be distributed from a bonus pool limited to ten percent (10%) of the increase in net profits over budget goals for a given year established by the Board of Directors; (iii) a grant of incentive stock options to purchase twenty-five thousand (25,000) shares of the Company's common stock under the 1999 Stock Option Plan; (iv) an automobile allowance of five hundred dollars ($500) per month; (v) four (4) weeks annual vacation; (vi) group life, health and disability insurance benefits; (vii) reimbursement of business expenses incurred on behalf of the Company; (viii) severance payments upon termination without cause equal to six (6) months base salary and payable within thirty (30) days of termination; and (ix) severance payments upon the occurrence of certain events including termination of employment within eighteen (18) months following a change-in- control equal to one (1) year of base salary and payable within thirty (30) days of such event.

      The Bank and Bryan R. Hyzdu entered into a severance agreement dated November 1, 2002, which was assumed by the Company and which replaced an expired employment agreement dated January 7, 1999. Mr. Hyzdu currently serves as the President of the Company and President and Chief Executive Officer of the Bank. The term of the severance agreement commences November 1, 2002 and continues until terminated by the Company or Mr. Hyzdu in accordance with its provisions. The severance agreement includes (i) an annual base salary of one hundred thirteen thousand dollars ($113,300), subject to annual adjustment increase during the term in the discretion of the chief executive officer and/or the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) a non-recurring bonus payment of ten thousand dollars ($10,000); (iv) an automobile allowance of seven hundred fifty dollars ($750) per month; (v) four (4) weeks annual vacation; (vi) group life, health and disability insurance benefits; (vii) reimbursement of business expenses incurred on behalf of the Company; (viii) severance payments upon termination without cause equal to six (6) months base salary; and (ix) severance payments upon the occurrence of certain events including termination of employment following events constituting a change-in-control equal to six (6) months of base salary.

      The Bank and Robert E. Bloch signed an offer of employment letter dated February 26, 2001, which was assumed by the Company. Mr. Bloch currently serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. The letter included (i) an annual base salary of ninety-five thousand dollars ($95,000) per year; (ii) a bonus payment of five thousand dollars ($5,000) payable one year following commencement of employment; (iii) a grant of stock options to purchase fifteen thousand (15,000) shares of the Company's common stock under the 1999 Stock Option Plan; (iv) an auto allowance of four hundred dollars ($400) per month; (v) moving expense allowance of three thousand dollars ($3,000); (vi) four (4) weeks annual vacation; and (vii) group life and medical insurance benefits.

      The Bank and Patrick Carman signed an offer of employment letter dated May 26, 2000. Mr. Carman currently serves as Executive Vice President and Chief Credit Officer of the Bank. The letter included (i) an annual base salary of eighty-five thousand dollars ($85,000) per year; (ii) a bonus payment up to a maximum of twelve thousand seven hundred fifty dollars ($12,750) based on an assessment of overall performance; (iii) a grant of stock options to purchase ten thousand (10,000) shares of the Company's common stock under the 1999 Stock Option Plan; (iv) four (4) weeks annual vacation; (v) group life and medical insurance benefits; and (vi) severance payments upon termination without cause equal to six (6) months base salary for a termination occurring within eighteen
(18) months of the date of his commencement of employment with the Company or within twelve (12) months of the date of the commencement of employment of Mr. John Brooks, whichever event occurs first.

      Recognizing the importance of building and retaining a competent management team, additional agreements were entered into effective as of September 10, 2003, to provide post-retirement benefits to John O. Brooks,
Bryan R. Hyzdu, Robert E. Bloch and Patrick Carman. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including normal retirement on or after a specified age. A lump-sum premium payment of approximately two million one hundred ninety-four thousand dollars $2,194,000) was paid to acquire insurance policies on the lives of John O. Brooks, Bryan R. Hyzdu, Robert E. Bloch and Patrick Carman as a funding mechanism in connection with the agreements. The Bank is the owner and beneficiary of the policies and is entitled to the increase in cash surrender value represented by the policies. The increase in cash surrender value is accrued monthly and reflected in the Company's consolidated financial statements as a category under "Other income." The Bank pays a bonus payment each year to the named executive officers to satisfy taxes applicable to each named executive officer as reflected in the Summary Compensation Table. The agreements generally provide for annual retirement benefit payments upon attainment of normal retirement age of sixty-six (66) of forty thousand dollars ($40,000) to John O. Brooks, seventy-five thousand dollars ($75,000) to Bryan R. Hyzdu, forty thousand dollars ($40,000) to Robert E. Bloch, and fifty thousand dollars ($50,000) to Patrick Carman. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to normal retirement or early termination other than for cause, death, disability or a change of control, in which cases the employee shall be entitled to a lesser benefit payment amount based upon an accrual balance representing the liability accrued to satisfy the benefit payments due to the employee; and (b) termination within a specified period following a change of control, in which case the employee is entitled to receive the normal retirement benefit payment described above in equal monthly installments for fifteen (15) years beginning in the month following the employee's normal retirement age.

Change of Control

      Management is not aware of an arrangement which may, at a subsequent date, result in a change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and ten percent or more shareholders of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company's equity securities. Officers, directors and ten percent or more shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company's equity securities appear to have been met.

Code of Ethics

      The Board of Directors has adopted a "code of ethics" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees. The code of ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and may be accessed through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this Proxy Statement under the heading "Website Access."

Certain Relationships and Related Transactions

      There have been no transactions, or series of similar transactions, during 2003 and 2002, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Company or the Bank, executive officer of the Company or the Bank, any shareholder owning of record or beneficially 5% or more of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

      Some of the directors and officers of the Company and the companies with which those directors and officers are associated are customers of, and have had banking transactions with the Company, through the Bank, in the ordinary course of the Company's business during the last two years, and the Company expects to have banking transactions with such persons in the future. In the opinion of the Company's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                                 PROPOSAL NO. 2

                             2004 STOCK OPTION PLAN

Introduction

      Shareholders are being asked to approve the Service 1st Bancorp ("Company") 2004 Stock Option Plan (the "2004 Plan"). On February 19, 2004, the Board of Directors of the Company adopted the 2004 Plan. The Board of Directors has authorized 169,000 shares of Company common stock to be reserved for issuance upon exercise of options to be granted under the 2004 Plan. The 2004 Plan provides for the grant of incentive stock options ("Incentive Options") and nonstatutory stock options ("Nonstatutory Options"). The terms and provisions of the 2004 Plan are summarized below, which summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

      The terms of the 2004 Plan are substantially similar to the terms of the Company's 1999 Stock Option Plan (the "1999 Plan"), which terminated on June 26, 2003. At the time of termination of the 1999 Plan, 171,000 shares of common stock were reserved for issuance upon exercise of options outstanding under the 1999 Plan.

      No options have been granted under the 2004 Plan since its adoption by the Board of Directors. Continuance of the 2004 Plan is subject to approval by the shareholders of the Company within twelve (12) months after the date the 2004 Plan was adopted by the Board of Directors.

Purpose

      The Board of Directors has adopted the 2004 Plan in order to attract and retain the best available personnel for positions of substantial responsibility and to promote the success of the Company's business. The Board of Directors believes that the 2004 Plan will help the Company attract and retain individuals who are primarily responsible for the management and growth of the Company's business and who thereby advance the interests of the Company and its shareholders.

Shares Subject to the 2004 Plan

      The aggregate number of shares available for issuance pursuant to the exercise of options granted under the 2004 Plan may not exceed 169,000 shares of the Company's Common Stock. Should any option granted under the 2004 Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised will become available for subsequent option grants.

Administration

      The 2004 Plan will be administered by the Board of Directors of the Company or a Stock Option Committee appointed by the Board of Directors ("Committee"). The Committee must be composed of at least three (3) non-employee directors. Non-employee directors are eligible to receive option grants under the 2004 Plan. To date, the Board of Directors has not delegated administration of the 2004 Plan to a Committee.

      The Board of Directors or Committee will have full authority, subject to the provisions of the 2004 Plan, to determine the eligible individuals who are to receive options under the 2004 Plan, the number of shares to be covered by each granted option, the date or dates upon which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Board of Directors or Committee will also have the authority to determine whether the granted option is to be an Incentive Option (under the federal tax laws) or a Nonstatutory Option and to establish the rules and regulations for proper administration of the 2004 Plan. The Board of Directors or Committee also has the authority to cancel outstanding options granted under the 2004 Plan, with the consent of the optionee, and to issue replacement options for such canceled options.

Eligibility

      Options granted under the 2004 Plan may be granted to officers, employees and directors of the Company or its subsidiary, Service 1st Bank, or their affiliates which may be created in the future. Officers, including officers who are also directors of the Company, and employees will be eligible for the grant of Incentive Options and Nonstatutory Options. Non-employee directors of the Company will be eligible for the grant of Nonstatutory Options only. Currently, there are approximately 20 officers (including 4 executive officers), 10 employees and 11 non-employee directors of the Company and Bank who would be eligible for option grants under the 2004 Plan. The terms of the 2004 Plan do not specify nor do they require the Board of Directors or the Committee to designate the number of shares allocated for the grant of options among officers, directors, or employees eligible for grants under the 2004 Plan.

Exercise Price and Exercisability

      The Board of Directors or Committee has the authority to determine the term of each option granted under the 2004 Plan; provided, however, that the maximum period during which any option may remain exercisable may not exceed ten years. In addition, each option must vest at the rate of at least 20 percent per year over the five years from the date of grant. Options issued under the 2004 Plan may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Board of Directors or Committee.

      The exercise price of both Incentive Options and Nonstatutory Options granted under the 2004 Plan may not be less than 100% of the fair market value of the Company's common stock on the date of grant. The exercise price may be paid in cash or in shares of Company common stock valued at its per share fair market value on the exercise date. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm would effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes. For purposes of establishing the exercise price and for all other valuation purposes under the 2004 Plan, the per share fair market value of

Company common stock on any relevant date will be determined by the Board of Directors or Committee in the good faith exercise of its discretion. In the exercise of its discretion, the Board of Directors or Committee will consider a number of relevant factors in determining fair market value including, but not limited to, the reported prices at which the shares of Company common stock are traded. On April 9, 2004, based on information available to management of the Company as of April 8, 2004, the fair market value was estimated to be approximately $14.00 per share of Company common stock.

Shareholder Rights and Transferability of Options

      No optionee is to have any shareholder rights with respect to his or her option shares until such optionee has exercised the option, paid the exercise price and been issued a stock certificate for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance, and with respect to Nonstatutory Options, pursuant to qualified domestic relations orders. During the optionee's lifetime, Incentive Options may be exercised only by the optionee.

Termination of Employment or Directorship

      If an optionee ceases to be employed by the Company or any of its affiliates for any reason other than cause, as defined under the 2004 Plan, disability or death, or if a non-employee optionee ceases to be a director or consultant for any reason other than disability or death, the optionee may, within three (3) months after the date of termination of status as an employee, director or consultant, as the case may be, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent that the option is not exercised within such three-month time period, the option will terminate. If an employee's termination of employment is for cause, as described in the 2004 Plan, the optionee may, within thirty (30) days after the date of termination of employment, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination, provided that the date of exercise is in no event after the expiration of the term of the option.

      In the event an optionee's employment is terminated due to the optionee's disability or death, or if a non-employee optionee ceases to be a director or consultant due to such optionee's disability or death, the optionee, or the optionee's estate, as applicable, may, within twelve (12) months following the date of termination of employment or the termination of status as a director or consultant, as the case may be, exercise the option to the extent the option was exercisable at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. If the option is not exercised within such twelve-month period, the option will terminate.

Adjustment Upon Changes in Capitalization or Other Corporate Event

      The number of shares of Company common stock reserved for issuance under the 2004 Plan, the number of shares of common stock covered by each outstanding option and the exercise price as to outstanding options shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company's common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. Upon the occurrence of certain events including, without limitation, the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options will become exercisable in full, including the unvested portion thereof, in accordance with the provisions of the 2004 Plan prior to the consummation of such event.

Amendment and Termination of the 2004 Plan

      The 2004 Plan became effective upon its adoption by the Board of Directors. Subject to shareholder approval of the 2004 Plan within twelve (12) months after the date the 2004 Plan was adopted by the Board of Directors, the 2004 Plan will continue in effect for a term of ten (10) years unless sooner terminated by the Board of Directors. The Board of Directors may amend, from time to time, or terminate the 2004 Plan as the Board of Directors deems advisable. No such amendment or termination will affect outstanding options without the consent of the affected optionees.

      The Board of Directors may not, without the approval of the Company's shareholders (to the extent such shareholder approval is required by applicable law), amend the 2004 Plan in a manner which would, among other matters, (i) materially increase the benefits accruing to participants under the 2004 Plan,
(ii) materially increase the number of shares which may be issued under the 2004 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2004 Plan.

Summary of Federal Tax Consequences

      The following is only a brief summary of the effect of federal income taxation on an optionee under the 2004 Plan. Options granted under the 2004 Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Nonstatutory Options which do not meet such requirements. The federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by an optionee at the
      -----------------
time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an Incentive Option over the exercise price is includable in the employee' s alternative minimum taxable income ("AMTI") and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of the common stock received upon exercise of an Incentive Option is increased by the amount of such excess.

      An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an Incentive Option are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

      Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee's basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

      Nonstatutory Options. No taxable income is recognized by an optionee upon
      --------------------
the grant of a Nonstatutory Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on the holding period prior to sale and whether the amount realized is more or less than the fair market value on the date of exercise. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised Nonstatutory Option. The deduction will in general be allowed for the taxable year of the Company in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

New Plan Benefits

      No stock options have been granted to eligible participants under the 2004 Plan. If the 2004 Plan is approved by shareholders, future grants of stock options under the 2004 Plan, if any, would be made in compliance with the provisions of the 2004 Plan; however, no amounts or benefits are currently determinable respecting future grants thereunder. See the full text of the 2004 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Vote Required

      Adoption of the 2004 Plan is subject to approval by the Company's shareholders. The affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2004 Plan provided that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although any shares which may be treated as broker non-votes with respect to Proposal No. 2 will be counted to determine the presence or absence of a quorum, they will not be counted in determining the number of shares entitled to vote on Proposal No. 2.

      The Board of Directors recommends a vote "FOR" Proposal No. 2.

                                 PROPOSAL NO. 3

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Vavrinek, Trine, Day & Co., LLP, certified public accountants, served the Company and the Bank as independent public accountants and auditors in connection with various services described below for the 2003 and 2002 fiscal years at the direction of the Audit Committee of the Company. Vavrinek, Trine, Day & Co., LLP has no interests, financial or otherwise, in the Company. The services rendered by Vavrinek, Trine, Day & Co., LLP during the 2003 and 2002 fiscal years were audit services, consultation in connection with various accounting matters and preparation of tax returns.

      The table below summarizes the services rendered to the Company by Vavrinek, Trine, Day & Co., LLP, during the 2003 and 2002 fiscal years.

--------------------------------------------------------------------------------
 Category of Services                 Fiscal Year 2003          Fiscal Year 2002
--------------------------------------------------------------------------------
Audit Fees (1)                            $ 29,500                  $ 26,000
--------------------------------------------------------------------------------
Audit-Related Fees (2)                       1,750                     -0-
--------------------------------------------------------------------------------
Tax Fees (3)                                 3,000                     3,000
--------------------------------------------------------------------------------
All Other Fees                               -0-                       -0-
--------------------------------------------------------------------------------
Total Accounting Fees                     $ 34,250                  $ 29,000
--------------------------------------------------------------------------------

---------------

(1) Audit fees consisted of services rendered by Vavrinek, Trine, Day & Co., LLP for the audit of the financial statements included in the Company's annual report on Form 10-KSB for the year ended December 31, 2003 and the Bank's annual report on Form 10-KSB for the year ended December 31, 2002, and for reviews of the financial statements included in the Company's and Bank's quarterly reports on Form 10-QSB during the fiscal years 2003 and 2002.

(2) In 2003, audit-related fees consisted of general assistance in formation of the Company.

(3) Tax fees consisted primarily of assistance relating to tax compliance and reporting for years 2003 and 2002.


      The Audit Committee approved each professional service rendered by Vavrinek, Trine, Day & Co., LLP during the 2003 and 2002 fiscal years and considered whether the provision of such services is compatible with Vavrinek, Trine, Day & Co., LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Vavrinek, Trine, Day & Co., LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Company's independent public accountants. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Vavrinek, Trine, Day & Co., LLP during the 2003 and 2002 fiscal years.

      It is anticipated that one or more representatives of Vavrinek, Trine, Day & Co., LLP will be present at the Annual Meeting and will be able to make a statement if they so desire and answer appropriate questions.

      The Board of Directors has selected Vavrinek, Trine, Day & Co., LLP to serve as the Company's independent public accountants for the year 2004. The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

      The Board of Directors recommends a vote "FOR" Proposal No. 3.

                          ANNUAL REPORT ON FORM 10-KSB

      THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED BY THIS PROXY STATEMENT A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO SERVICE 1ST BANCORP, 2800 W. MARCH LANE, SUITE 120, STOCKTON, CALIFORNIA 95219, ATTENTION: JEAN STEBBINS, CORPORATE SECRETARY. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF COMPANY COMMON STOCK AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                 WEBSITE ACCESS

      Information regarding the Company and the Bank may be obtained from the Company's website at www.service1stbank.com. Copies of the Company's annual report on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, and Section 16 reports by Company insiders, including exhibits and amendments thereto, are available free of charge on the Company's website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Company filings, select the "Go to Service 1st Bancorp" menu item on the Company website, then select either "Click here to view Service 1st Bancorp SEC Filings," followed by selecting "Continue to view SEC Filings" to view or download copies of reports including Form 10-KSB, 10-QSB or 8-K, or select "Click here to view Section 16 Reports," followed by selecting "Continue to view Section 16 Reports," to view or download reports on Forms 3, 4 or 5 of insider transactions in Company securities.

                                  ANNUAL REPORT

      The Annual Report to Shareholders for the year ended December 31, 2003, is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 9, 2004.

                             SHAREHOLDERS' PROPOSALS

      Next year's Annual Meeting of Shareholders is currently scheduled to be held on May 19, 2005. Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders which is desired to be presented in the Company's proxy statement with respect to the 2005 Annual Meeting of Shareholders, should mail the proposal by certified mail return receipt requested, to the Company, 2800 W. March Lane, Suite 120, Stockton, California 95219, Attention: Jean Stebbins, Corporate Secretary. All such proposals must be received by the Company not later than December 22, 2004. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, as amended. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before December 22, 2004.

                                  OTHER MATTERS

      Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.

                                              By Order of the Board of Directors


Dated: April 28, 2004                         /s/ JEAN STEBBINS
Stockton, California                          ----------------------------------
                                              Jean Stebbins, Corporate Secretary

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

APPENDIX A

                              SERVICE 1ST BANCORP

                               NOMINATING CHARTER


I.    Purpose

      The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II.   Board Functioning as Nominating Committee

      The Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is an efficient process in view of the size of the Board of Directors.

      Candidates proposed as nominees for election to the Company's Board of Directors shall be evaluated and selected by the "independent" members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and, as and if applicable, the Nasdaq Listing Rules.

III.  Nomination Process and Criteria

      1. Candidates shall be evaluated based on the criteria established by the Board of Directors. Minimum criteria for non-employee candidates includes "independence" and "financial literacy," as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, Nasdaq Listing Rules. Additional criteria may include
            (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) ability to devote the time and effort necessary to fulfill the responsibilities of a director, (e) involvement in community activities in the market areas served by the Company and its subsidiary, Service 1st Bank, that may enhance the reputation of the Company and the Bank, and (f) such other criteria as the Board of Directors may determine to be relevant. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, the Board of Directors may choose to include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, state and federal banking regulatory authorities, or other governmental authorities having jurisdiction over the Company and the Bank, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates.

      2. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws or applicable laws and regulations.

      3. Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

      4. Each candidate shall be required to meet with the Board of Directors.

      5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Board of Directors may deem appropriate. Such existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

      6. The Board of Directors may also elect to use organizations in the future to identify or evaluate candidates for consideration by the Board of Directors.

IV.   Annual Nominations

      The Board of Directors shall evaluate and select nominees for election (a) annually prior to distribution of the Company's proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Company's bylaws.

V.    Conflicts

      Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

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

APPENDIX B

                               SERVICE 1ST BANCORP

                             AUDIT COMMITTEE CHARTER


PURPOSE

      The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

      1. The integrity of the Company's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

      2. The independence, qualifications and performance of the Company's independent public accountants;

      3.    The performance of the Company's internal auditors;

      4. Communications among the independent public accountants, management, internal auditors, and the Board of Directors; and

      5. Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

      The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

      1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, the Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

      2. The ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

      At least one member of the Committee shall be an "Audit Committee Financial Expert" as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be "financially sophisticated" as defined in the Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

      The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company's management, independent public accountants, internal auditor, and, as applicable, its compliance officer.

      The Committee may request any officer or employee of the Company, or the Company's counsel, or independent public accountants, or internal auditors, or compliance officer, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

      The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

      The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq.

      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

      The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

      The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

      The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

      1.    Financial Statement and Disclosure Matters

            (a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company's Annual Report on Form 10-KSB or 10-K, as applicable.

            (b) Review with management, the independent public accountants, the internal auditors and Company counsel any certification provided by management related to the Company's financial statements. Review with management, the independent public accountants, and the internal auditors management's assertion regarding the design effectiveness and operation efficiency of the Company's internal control over financial reporting and compliance with the applicable laws and regulations.

            (c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any actions taken or adopted in light of material control deficiencies.

            (d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company's management.

            (e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

            (f) Review with management the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

            (g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented;
(ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

            (h) Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      2.    Independent Public Accountant Oversight

            (a) Review the length of time the lead and concurring partner of the independent public accountants' team has been engaged to audit the Company.

            (b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independent public accountant's independence; (ii) the independent public accountant's internal quality control procedures; and
(iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant's firm, and the steps taken to deal with those issues.

            (c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

            (d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role.

            (e) Meet with the independent public accountants prior to the Company's audit to discuss the planning and staffing of the audit.

      3.    Internal Audit Oversight

            (a) Approve the appointment and replacement of the independent firm of internal auditors; including the independence and authority of the auditors' reporting obligations.

            (b) Review significant reports to management prepared by the auditors and management's responses.

            (c) Review with the auditors and management the auditors' responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

            (d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

            (e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

            (f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

      4.    Compliance and Internal Control Oversight

            (a) Review reports and disclosures of insider and affiliated party transactions.

            (b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

            (c) Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with the Company's counsel.

            (d) Review the adequacy and effectiveness of the Company's internal controls and security matters with management, the auditors and the independent public accountants.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

APPENDIX C

                   SERVICE 1ST BANCORP 2004 STOCK OPTION PLAN


1.    PURPOSE

      The purpose of this Service 1st Bancorp 2004 Stock Option Plan (the "2004 Plan") is to provide a method whereby those key employees, directors and consultants of Service 1st Bancorp and its affiliates (collectively referred to as the "Company"), who are primarily responsible for the management and growth of the Company's business and who are presently making and are expected to make substantial contributions to the Company's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders.

      The word "affiliate," as used in the 2004 Plan, means any bank or corporation in any unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

2.    ADMINISTRATION

      The following provisions shall govern the administration of the 2004 Plan:

      (a) The 2004 Plan shall be administered by the Board of Directors (the "Board") or a committee ("Committee") of the Board duly appointed by the Board and consisting of such number of directors who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time and as interpreted by the SEC ("Rule 16b-3"), and as may be required to comply with Rule 16b-3. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the Committee from among the members of the Committee.

      (b) Acts of the Board or Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Board or Committee, at which a quorum of the Board or Committee is present and acting, or (ii) reduced to and approved in writing by all members of the Board or Committee, shall be the valid acts of the Board or Committee.

      (c) The grant of options under the 2004 Plan shall be affected by execution of instruments in writing in a form approved by the Board or Committee. Subject to the express terms and conditions of the 2004 Plan, the Board or Committee shall have full power to construe the 2004 Plan and the terms of any option granted under the 2004 Plan, to prescribe, amend and rescind rules and regulations relating to the 2004 Plan or such options and to make all other determinations necessary or advisable for the 2004 Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the 2004 Plan;
(ii) determine to whom of the eligible persons, if any, options shall be granted under the 2004 Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC") or nonstatutory stock options not described in Section 422; (iv) specify the number of shares to be covered by each option; (v) determine the fair market value of shares of the Company's common stock for any purpose under the 2004 Plan; (vi) grant options in exchange for cancellation of options granted earlier under the 2004 Plan at different exercise prices; (vii) take appropriate action to amend any option under the 2004 Plan, provided that no such action may be taken without the written consent of the affected optionee; and (viii) make all other determinations deemed necessary or advisable for administering the 2004 Plan. The Board's or Committee's determination on the foregoing matters shall be conclusive.

3.    ELIGIBILITY

      The persons who shall be eligible to receive the grant of options under this 2004 Plan shall be those key employees, directors and officers of the Company (including officers who may also be directors of the Company), persons who became employees of the Company within thirty days of the date of grant of an option, and independent contractor consultants of the Company who render bona fide services to the Company other than in connection with the offer or sale of securities in a capital raising transaction (individually a "Consultant" and collectively "Consultants").

4.    THE SHARES

      The shares of stock subject to options authorized to be granted under the 2004 Plan shall consist of one hundred sixty-nine thousand (169,000) shares of the Company's no par value common stock which are acquired by exercise of such options (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 7 hereof. Upon the expiration or termination for any reason of an outstanding option under the 2004 Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the 2004 Plan. Shares of the Company's common stock which are (i) delivered by an optionee in payment of the exercise price of an option pursuant to Section 6(a), or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of a nonstatutory stock option, in satisfaction of applicable withholding taxes as permitted by Section 6(c), shall again become available for the grant of options under the 2004 Plan only to those eligible participants who are not subject to Section 16 of the Exchange Act.

5.    OPTION GRANTS

      Options, in the discretion of the Board or Committee, may be granted at any time prior to the termination of the 2004 Plan to persons included among the eligible classes of persons specified in Section 3. Options granted by the Board or Committee shall be subject to the following terms and conditions:

      (a)   Grant of Options

            Options granted to employees pursuant to the 2004 Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess. Options granted to directors who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule may be amended from time to time and as interpreted by the SEC, and to Consultants, shall be nonstatutory stock options.

      (b)   Option Price

            The purchase price under each option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Shares subject thereto on the date the option is granted. For any purposes under this 2004 Plan, "fair market value per share" shall mean, where there is a public market for the Company's common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the Nasdaq National Market) of the Company's common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq Stock Market or the National Quotation Bureau). If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as the fair market value.

      (c)   Duration of Options

            Each option shall be for a term determined by the Board or Committee; provided, however, that the term of any option may not exceed ten
(10) years and, provided further, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not exceed five (5) years. Each option shall vest in such manner and at such time as the Board or Committee shall determine and the Board or Committee may accelerate the time of exercise of any option; provided, however, that no option shall vest for exercise at a rate of less than twenty percent (20%) per year during the five (5) year period following the date of grant of an option.

      (d)   Termination of Director, Employment or Consultant Status

            Upon the termination of an optionee's status as an employee or Consultant or member of the Board, the optionee's rights to exercise an option then held shall be only as follows:

            DEATH OR DISABILITY: If an optionee's employment or consulting relationship or service on the Board is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months (or such longer period as the Board or Committee may determine at the date of grant or during the term of the option) following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

            CAUSE: If by determination of the Board or Committee, an optionee's employment or consulting relationship is terminated (1) because such optionee has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or
      (2) because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, induced any client or customer of the Company to break any contract with the Company or induced any principal for whom the Company acts as agent to terminate such agency relations, or engaged in any conduct which constitutes unfair competition with the Company, or (3) if an optionee (including an optionee who is a director) is removed from any office of the Company or from the Company's Board by any bank regulatory agency, the optionee shall have the right for a period of thirty (30) days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. In making any determination pursuant to this paragraph, the Board or Committee shall act fairly and shall give the optionee whose employment or consulting status has been terminated an opportunity to appear and be heard at a hearing before the full Board or Committee and present evidence on the optionee's behalf. For the purpose of this paragraph, termination of employment or consulting status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's employment or consulting status is terminated, and not at the time of optionee's receipt thereof.

            OTHER REASONS: If an optionee's employment or consulting relationship or service on the Board is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three (3) months (or such longer period as the Board or Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable on the date of termination of the optionee's employment or consulting or director status; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercised more than three (3) months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

6.    TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS

      The following terms and conditions shall apply to all options granted pursuant to the 2004 Plan:

      (a)   Exercise of Options

            To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. In addition, an option may also be exercised by (1) the delivery and surrender of shares of Company common stock which have been owned by the optionee for at least six (6) months or such other period as the Board or Committee may require and have an aggregate fair market value on the date of surrender equal to the exercise price; or (2) by delivery to the

Company of an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm and a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and any applicable withholding taxes arising as a result of the exercise.

            The Company shall deliver to the optionee as soon as reasonably practicable following the Company's receipt of payment of the purchase price in conformity with the exercise procedures described above, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

      (b)   Transferability of Options and Shares

            Each option shall be transferable only by will or the laws of descent and distribution or as may otherwise be permitted under Rule 16b-3 or
Section 422 of the IRC and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two (2) years from the date of the option grant nor within one (1) year after the date of transfer of such Shares to the optionee.

      (c)   Withholding

            The Company shall have the right to condition the issuance of Shares in connection with the exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. An optionee may elect to pay any such tax by (1) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option, or
(2) delivering a sufficient number of shares of Company common stock which have been held by the optionee for at least six (6) months (or such other period as the Board or Committee may require) to the Company. The value of shares withheld or delivered for such purpose shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Board or Committee. Such an election is subject to approval or disapproval by the Board or Committee, and if the optionee is subject to Section 16 of the Exchange Act, the timing of the election must satisfy the requirements of Rule 16b-3.

      (d)   Other Terms and Conditions

            Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board or Committee shall deem appropriate. No option, however, nor anything contained in the 2004 Plan, shall confer upon any optionee any right to continued employment, consulting or director status with the Company, nor limit in any way the right of the Company to terminate an optionee's employment or consulting status at any time.

7.    ADJUSTMENT OF, AND CHANGES IN, THE SHARES

      (a)   Changes in Capitalization

            In the event the shares of common stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares, or otherwise), or if the number of shares of common stock of the Company shall be increased through the payment of a stock dividend, there shall be substituted for or added to each Share of common stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the 2004 Plan, the number and kind of shares of stock or other securities into which each outstanding share of common stock of the Company shall be so changed, or for which each Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. In addition, appropriate adjustment shall be made in the number and kind of Shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in the Company by reason of his or her rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price of the unexercised portion of the option, and with a corresponding adjustment in the option price per share.

      (b)   Dissolution, Liquidation, Sale or Merger

            In the event of a proposed (i) dissolution or liquidation of the Company; (ii) reorganization, merger, or consolidation of the Company, with the result that (A) the Company is not the surviving corporation, or (B) the Company becomes a subsidiary of another corporation, which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company; or (iii) sale of substantially all the assets of the Company to another corporation; or (iv) sale of the equity securities of the Company representing eighty percent

(80%) or more of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and/or entities acting in concert, then in those events, the Company will deliver to each optionee written notification of the event not less than thirty (30) days prior to the occurrence or consummation of the event notifying the optionee of the event and the optionee's right to exercise all options granted under the 2004 Plan, whether or not vested under the 2004 Plan or applicable stock option agreement. The notification will confirm that all outstanding options granted under the 2004 Plan will completely vest and become immediately exercisable for a period of ten (10) days commencing on the date of the notification to each optionee. Notwithstanding the foregoing, such vesting and right of exercise will be conditional upon (i) the execution by all parties required for the event to be legally enforceable by or against the Company of a final plan, definitive agreement, or comparable document used to effectuate the event, (ii) receipt of all required approvals and consents including, without limitation, any required approvals of shareholders and applicable governmental authorities, and (iii) satisfaction of all other conditions to consummation of any such event as may be contained in the final plan, definitive agreement or comparable document. Upon occurrence or consummation of the event, all outstanding options and the 2004 Plan will terminate; provided, however, that any outstanding options not exercised as of the occurrence of the event will not terminate if a successor corporation assumes the outstanding options or substitutes for the options, new options covering shares of the successor corporation's stock with appropriate adjustments as to the number, kind and prices of shares, and substantially on the same terms as the outstanding options.

      (c)   Notice of Adjustments; Fractional Shares

            To the extent the adjustments specified in paragraphs (a) and (b) above relate to stock or securities of the Company, such adjustments shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which is so adjusted, and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the 2004 Plan.

            Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the 2004 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.    AMENDMENT, EFFECTIVENESS AND TERMINATION OF THE PLAN

      The Board or Committee shall have complete power and authority to terminate or amend the 2004 Plan; provided, however, that the Board or Committee shall not, without the approval of the shareholders of the Company, amend the 2004 Plan in a manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3 as promulgated or amended under the Exchange Act, Section 422 of the IRC, any successor rules, or other regulatory authority. Except as provided in Section 8, no termination, modification or amendment of the 2004 Plan may adversely affect the rights of an optionee to whom an option was previously granted under the 2004 Plan, without the consent of such optionee. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Board or Committee.

      The 2004 Plan shall become effective upon adoption by the Board, subject to the approval by the shareholders of the Company within twelve (12) months following such adoption.

      The 2004 Plan, unless sooner terminated, shall terminate on February 5, 2014, ten (10) years from the date the 2004 Plan was originally adopted by the Board. An option may not be granted under the 2004 Plan after the 2004 Plan is terminated.

9.    INFORMATION TO OPTIONEES

      The Company shall provide to each optionee, during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. To the extent permissible under applicable laws, rules or regulations, the Company shall not be required to provide such information to key employees, officers or directors of the Company whose duties in connection with the Company assure their access to equivalent information.

10.   PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE

      No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the 2004 Plan shall be conditioned upon the qualification and registration of the Shares with, as applicable, the Commissioner of Corporations of the State of California under the California Corporate Securities Law of 1968, as amended, and the SEC under the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such qualification or registration is not necessary. The Company shall diligently endeavor to comply with all securities laws applicable to the 2004 Plan.

11.   NOTICE OF SALE

      An optionee shall give the Company notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option, not more than five (5) days after such sale or disposition.

12.   INDEMNIFICATION

      To the extent permitted by applicable law in effect from time to time, no member of the Board or Committee or the Board or Committee itself shall be liable for any action or omission of any other member of the Board or Committee or the Board or Committee itself nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board or Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by the Company or by such person while a member of the Board or Committee arising with respect to the 2004 Plan or administration thereof or out of membership on the Board or Committee, or all or any combination of the preceding; provided the member of the Board or Committee was acting in good faith, within what such member of the Board or Committee reasonably believed to have been the scope of his or her position or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. In the event of any conflict or inconsistency between the provisions of this section and the indemnification provisions applicable to a member of the Board or Committee under applicable law, the articles of incorporation and bylaws of the Company, or any indemnification agreement between the Company and such member of the Board or Committee, the conflict or inconsistency shall be resolved in favor of the provisions of such applicable law, articles of incorporation and bylaws or indemnification agreement. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Board or Committee, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                   SERVICE 1ST BANCORP 2004 STOCK OPTION PLAN
                                 SAMPLE FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT

Date of Grant: ______________

      Service 1st Bancorp, a California corporation (the "Company"), has granted to (the "Optionee"), an option (the "Option") to purchase a total of ____________(_______) shares of Company common stock ("Common Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Service 1st Bancorp 2004 Stock Option Plan (the "2004 Plan"). This Agreement describes certain, but not all, of the terms and provisions contained in the 2004 Plan. In the event of any conflict or inconsistency between the terms of this Agreement and those of the 2004 Plan, the terms and provisions of the 2004 Plan shall control. The terms defined in the 2004 Plan shall have the same defined meanings herein.

1.    NATURE OF THE OPTION

      This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("IRC").

2.    EXERCISE PRICE

      The exercise price is ______________($________) for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3.    EXERCISE OF OPTION

      This Option shall be exercisable during its term in accordance with the provisions of the 2004 Plan and as follows:

      (a)   Right to Exercise
            -----------------

      This Option shall vest cumulatively from the date of grant of the Option, exercisable during a period of __________ months after the date of grant as follows:

            (i) This Option may be exercised immediately to the extent of not more than ____ percent (__%) of the Common Stock.

            (ii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (iii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (iv) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (v) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (vi) This Option may not be exercised for less than ten (10) shares nor for a fraction of a share.

            (vii) In the event of the Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6, 7 and 8 below.

      (b)   Method of Exercise
            ------------------

            (i) This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the 2004 Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the exercise price, as applicable.

            (ii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed or quoted. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. An Optionee shall have no rights as a shareholder of the Company with respect to any Shares until the issuance of a stock certificate to the Optionee for such Shares.

4.    METHOD OF PAYMENT

      Payment of the exercise price shall be by cash, certified check, official bank check, or by the delivery of previously owned shares of the Company's Common Stock held for the requisite period specified in the 2004 Plan to avoid a charge to the Company's reported earnings and with a fair market value on the date of surrender equal to the exercise price. In addition, the Option may be exercised by delivery to the Company of (i) a copy of irrevocable written instructions provided by the Optionee to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5.    TERMINATION OF STATUS AS AN EMPLOYEE FOR ANY REASON OTHER THAN CAUSE

      If the Optionee ceases to serve as an employee, the Optionee may, but only within three (3) months after the date the Optionee ceases to be an employee of the Company, exercise this Option to the extent that the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6.    TERMINATION OF STATUS AS AN EMPLOYEE FOR CAUSE

      If the Optionee's status as an employee is terminated for Cause, as provided in Section 5(d) of the 2004 Plan, this Option shall terminate on the thirtieth (30th) day after the date of termination of employment. "Cause" may consist of an act of embezzlement; fraud; dishonesty; breach of fiduciary duty to the Company; deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company; the unauthorized disclosure of any of the secrets or confidential information of the Company; the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relations; engagement in any conduct which constitutes unfair competition with the Company; or the removal of the Optionee from any office of the Company by any bank regulatory agency.

7.    DISABILITY OF OPTIONEE

      Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue employment with the Company as a result of disability (as defined below), the Optionee may, within twelve (12) months from the date of termination of employment, exercise the Option to the extent the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option; and, provided further, that, in certain situations, an exercise after three (3) months following such termination may preclude favorable tax treatment normally accorded incentive stock options (i.e., the Option will be taxed as a nonstatutory stock option). To the extent that the Option was not vested as of the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate. For purposes of this provision, "disability" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board of Directors or the Committee on the basis of such medical evidence as the Board of Directors or the Committee deems warranted under the circumstances.

8.    DEATH OF OPTIONEE

      In the event of the death of the Optionee while the Optionee is an employee of the Company or during the three (3) month period referred to in
Section 5 above, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested as of the date of death; provided that in no event is the date of exercise beyond expiration of the Option.

9.    NON-TRANSFERABILITY OF OPTION

      This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as permitted under the 2004 Plan, and may be exercised during the Optionee's lifetime only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.   TERM OF OPTION

      Subject to earlier termination as provided in the 2004 Plan, this Option shall terminate ______ (__) years from the date of grant of this Option, and may be exercised during such term only in accordance with the 2004 Plan and the terms of this Option.

11.   EARLY DISPOSITION OF STOCK

      The Optionee understands that if the Optionee disposes of any shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such shares were transferred to the Optionee, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the shares at the date of the exercise or the fair market value of the shares at the date of disposition. The Optionee agrees to notify the Company in writing within five (5) days after the date of any disposition of the Shares acquired by exercise of this Option. The Optionee understands that if the Optionee disposes of such shares at any time after the expiration of such two
(2) year and one (1) year holding periods, any gain on such sale will be taxed as long-term capital gain.

12.   QUALIFICATION AS AN INCENTIVE STOCK OPTION

      The Optionee understands that the Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the IRC. The Optionee understands, further, that the exercise price for the shares subject to this Option has been determined in accordance with the 2004 Plan at a price not less than 100% (or, if the Optionee owned at the time of grant more than 10% of the voting securities of the Company, 110%) of the fair market value of the shares at the time of grant. The Company believes that the methodology by which the fair market value was determined at such time represented a good faith attempt, as defined in the IRC and the regulations thereunder, at reaching an accurate appraisal of the fair market value of the shares. The Optionee understands and acknowledges, however, that the Company shall not be responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service were to determine that the Option does not qualify as an incentive stock option, for any reason, including a determination that the valuation did not represent a good faith attempt to value the shares.

                                        SERVICE 1ST BANCORP


Dated: __________________               By: ____________________________________

                                        ________________________________________
                                        [TYPE OR PRINT NAME/TITLE]


      The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the 2004 Plan.


                                        OPTIONEE


Dated: __________________               ________________________________________

                                        ________________________________________
                                        [TYPE OR PRINT NAME]

                   SERVICE 1ST BANCORP 2004 STOCK OPTION PLAN
                                 SAMPLE FORM OF
                       NONSTATUTORY STOCK OPTION AGREEMENT

Date of Grant: ___________________

      Service 1st Bancorp, a California corporation (the "Company"), has granted to (the "Optionee"), an option (the "Option") to purchase a total of ____________(_______) shares of Company common stock ("Common Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Service 1st Bancorp 2004 Stock Option Plan (the "2004 Plan"). This Agreement describes certain, but not all, of the terms and provisions contained in the 2004 Plan. In the event of any conflict or inconsistency between the terms of this Agreement and those of the 2004 Plan, the terms and provisions of the 2004 Plan shall control. The terms defined in the 2004 Plan shall have the same defined meanings herein.

1.    NATURE OF THE OPTION

      This Option is intended by the Company and the Optionee to be a nonstatutory stock option and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("IRC").

2.    EXERCISE PRICE

      The exercise price is ______________($________) for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3.    EXERCISE OF OPTION

      This Option shall be exercisable during its term in accordance with the provisions of the 2004 Plan and as follows:

      (a)   Right to Exercise
            -----------------

      This Option shall vest cumulatively from the date of grant of the Option, exercisable during a period of __________ months after the date of grant as follows:

            (i) This Option may be exercised immediately to the extent of not more than ____ percent (__%) of the Common Stock.

            (ii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (iii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (iv) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (v) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

            (vi) This Option may not be exercised for less than ten (10) shares nor for a fraction of a share.

            (vii) In the event of the Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6, 7 and 8 below.

      (c)   Method of Exercise
            ------------------

            (i) This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the 2004 Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the exercise price, as applicable.

            (ii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed or quoted. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. An Optionee shall have no rights as a shareholder of the Company with respect to any Shares until the issuance of a stock certificate to the Optionee for such Shares.

4.    METHOD OF PAYMENT

      Payment of the exercise price shall be by cash, certified check, official bank check, or by the delivery of previously owned shares of the Company's Common Stock held for the requisite period specified in the 2004 Plan to avoid a charge to the Company's reported earnings and with a fair market value on the date of surrender equal to the exercise price. In addition, the Option may be exercised by delivery to the Company of (i) a copy of irrevocable written instructions provided by the Optionee to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR FOR ANY REASON OTHER THAN CAUSE

      If the Optionee ceases to serve as an employee, Consultant or director, the Optionee may, but only within three (3) months after the date the Optionee ceases to be an employee, Consultant or director of the Company, exercise this Option to the extent that the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6. TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT FOR CAUSE; REMOVAL FROM BOARD OF DIRECTORS

      If the Optionee's status as an employee or Consultant is terminated for Cause, as provided in Section 5(d) of the 2004 Plan, this Option shall terminate on the thirtieth (30th) day after the date of termination of employment or consulting. "Cause" may consist of an act of embezzlement; fraud; dishonesty; breach of fiduciary duty to the Company; deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company; the unauthorized disclosure of any of the secrets or confidential information of the Company; the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relations; engagement in any conduct which constitutes unfair competition with the Company; or the removal of the Optionee from any office of the Company by any bank regulatory agency.

      If an Optionee's status as a director of the Company is terminated because the Optionee is removed from the Board of Directors by any bank regulatory agency, this Option shall terminate on the thirtieth (30th) day after such removal.

7.    DISABILITY OF OPTIONEE

      Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue employment, consulting or service as a director with the Company as a result of disability (as defined below), the Optionee may, within twelve (12) months from the date of termination of employment, consulting or membership on the Board of Directors (or such longer period as the Board of Directors or Committee determines), exercise the Option to the extent the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate. For purposes of this provision, "disability" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board of Directors or the Committee on the basis of such medical evidence as the Board of Directors or the Committee deems warranted under the circumstances.

8.    DEATH OF OPTIONEE

      In the event of the death of the Optionee while the Optionee is an employee, Consultant or director of the Company or during the three (3) month period referred to in Section 5 above, the Option may be exercised, at any time within twelve (12) months following the date of death (or such longer period as the Board of Directors or Committee determines), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested as of the date of death; provided that in no event is the date of exercise beyond expiration of the Option.

9.    NON-TRANSFERABILITY OF OPTION

      This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as permitted under the 2004 Plan, and may be exercised during the Optionee's lifetime only be the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.   TERM OF OPTION

      Subject to earlier termination as provided in the 2004 Plan, this Option shall terminate ______ (__) years from the date of grant of this Option, and may be exercised during such term only in accordance with the 2004 Plan and the terms of this Option.

11.   TAXATION UPON EXERCISE OF OPTION

      The Optionee understands that upon exercise of this Option, the Optionee will generally recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. The Company will be required to withhold tax from the Optionee's current compensation with respect to such income; to the extent that the Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. The Optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of shares from the Shares otherwise due upon exercise or (ii) by delivering a sufficient number of shares of the Company's Common Stock which have been previously held by the Optionee for such period of time as the Board of Directors or the Committee may require. The aggregate value of the shares withheld or delivered, as determined by the Board of Directors or the Committee, must be sufficient to satisfy all such applicable taxes, except as otherwise permitted by the Board of Directors or the Committee. If the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Optionee's election must be made in compliance with rules and procedures established by the Board of Directors or the Committee.

                                        SERVICE 1ST BANCORP


Dated: __________________               By: ____________________________________

                                        ________________________________________
                                        [TYPE OR PRINT NAME/TITLE]


      The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the 2004 Plan.


                                        OPTIONEE


Dated: __________________               ________________________________________

                                        ________________________________________
                                        [TYPE OR PRINT NAME]

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              SERVICE 1st BANCORP



                                     ^ FOLD AND DETACH HERE ^
------------------------------------------------------------------------------------------------------------------------------------
                                    PLEASE SIGN AND DATE BELOW                                          |
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED      |    Please Detach Here
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ELECTION OF ALL THE DIRECTORS      |
NOMINATED AND NAMED IN THE PROXY STATEMENT, "FOR" APPROVAL OF THE 2004 STOCK OPTION PLAN AND "FOR"      |   You Must Detach This
RATIFICATION OF THE SELECTION OF VAVRINEK, TRINE, DAY & CO., LLP, AS INDEPENDENT PUBLIC                 |   Portion of the Proxy
ACCOUNTANTS FOR THE YEAR 2004. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY          |  Card Before Returning
POSTPONEMENTS OR ADJOURNMENTS OF THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE       | in the Enclosed Envelope
VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.                                             |
(Please date this Proxy and sign your name exactly as it appears on your stock certificates.            |
Executors, administrators, trustees, etc., should give their full title. If a corporation, please       |
sign full corporate name by the president or other authorized officer. If a partnership, please         |
sign in partnership name by an authorized person. All joint owners should sign.)                        |
                                                                                                        |
[ ] I DO EXPECT TO ATTEND THE ANNUAL MEETING     [ ] I DO NOT EXPECT TO ATTEND THE ANNUAL MEETING       |
                                                                                                        |
                                                                                                        |
    ----------------------------------------         --------------------------------------------       |
               (Number of Shares)                                       (Date)                          |
                                                                                                        |
                                                                                                        |
    ----------------------------------------         --------------------------------------------       |
            (Please Print Your Name)                          (Signature of Shareholder)                |
                                                                                                        |
                                                                                                        |
    ----------------------------------------         --------------------------------------------       |
            (Please Print Your Name)                          (Signature of Shareholder)                |
                                                                                                        |
                                                     THIS PROXY IS SOLICITED ON BEHALF OF THE           |
                                                     BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR        |
                                                     TO ITS EXERCISE BY FILING WITH THE SECRETARY       |
                                                     OF THE COMPANY A DULY EXECUTED PROXY BEARING       |
                                                     A LATER DATE OR AN INSTRUMENT REVOKING THIS        |
                                                     PROXY OR BY ATTENDING THE MEETING AND VOTING       |
                                                     IN PERSON                                          |
                                                                                                        |

------------------------------------------------------------------------------------------------------------------------------------
                      |                                                     PROXY
                      |                                              SERVICE 1ST BANCORP
                      | THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. Robert
                      | D. Lawrence, Gary A. Podesto and Michael K. Repetto as proxies with full power of substitution, to
                      | represent, vote and act with respect to all shares of common stock of Service 1st Bancorp (the "Company")
                      | which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 6:00
                      | p.m. on May 27, 2004, at the Stockton office of the Company's subsidiary, Service 1st Bank, 2800 West March
                      | Lane, Suite 120, Stockton, California, 95219, or any postponements or adjournments of the Annual Meeting,
                      | with all the powers the undersigned would possess if personally present, including authority to cumulate
                      | votes represented by the shares covered by this proxy in the election of directors, as follows:
                      |
                      | 1.  Election of the twelve (12) persons named below as directors.
                      |         John O. Brooks           Frances C. Mizuno          Michael K. Repetto
                      |         Eugene C. Gini           Richard R. Paulsen         Anthony F. Souza
                      |         Bryan R. Hyzdu           Gary A. Podesto            Albert Van Veldhuizen
                      |         Robert D. Lawrence       Toni Marie Raymus          Donald L. Walters
                      |
                      |     [ ] FOR ALL NOMINEES LISTED ABOVE                     [ ] WITHHOLD AUTHORITY
                      |         (except as marked to the contrary below)              (to vote for all nominees listed above)
                      | (INSTRUCTION: To withhold authority to vote for any individual nominee or nominees write the nominee name or
                      |  names on the space provided below)
                      |
                      |-------------------------------------------------------------------------------------------------------------
                      |
                      | 2.  Approval of the 2004 Stock Option Plan.
                      |
                      |     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN
                      |
                      | 3.  Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for
                      |     the year 2004.
                      |
                      |     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN
                      |
                      | 4.  In their discretion, the proxies are authorized to vote upon such other business as may properly come
                      |     before the annual meeting and any and all postponements or adjournments of the annual meeting.